UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2018

UNION ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Madison Avenue, Suite 11A
New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2018, the Registration Statement on Form S-1 (SEC File No. 333-222744) (the “Registration Statement”) relating to the initial public offering of units of Union Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On February 27, 2018, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated February 27, 2018 as filed with the SEC on February 28, 2018. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated memorandum and articles of association.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and Ladenburg Thalmann & Co., Inc., as representative of the underwriters.

1.2	Business Combination and Marketing Agreement between the Company, Ladenburg Thalmann & Co., Inc., CIM Securities, LLC, and Atlantic-Pacific Capital, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

4.2	Rights Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.

10.3	Registration Rights Agreement between the Company and the Company’s Initial Stockholders.

10.4	Administrative Services Agreement between the Company and Atlantic-Pacific Capital, Inc.

99.1	Press Release, dated February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2018

UNION ACQUISITION CORP.

By:	/s/ Kyle P. Bransfield
Name: Kyle P. Bransfield
Title: Chief Executive Officer